UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2005

                                Loehmann's, Inc.
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               (Exact Name of Registrant as Specified in Charter)


              Delaware                  0-28410                  22-2341356
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     (State or Other Jurisdiction     (Commission              (IRS Employer
            of Incorporation)           File No.)            Identification No.)



 2500 Halsey Street, Bronx, New York                                      10461
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (718) 409-2000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01.        Other Events.
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          In May 1999,  Loehmann's,  Inc. (the "Registrant") filed a petition in
bankruptcy.   In  October  2000,   Loehmann's  Holdings,   Inc.  (the  "Parent")
distributed  stock  to  the  creditors  of  the  Registrant,   became  the  sole
stockholder of the Registrant and emerged from bankruptcy. From and after such date, the only holder of equity or debt securities of the Registrant was the Parent. The Registrant inadvertently failed to file a Form 15 terminating its registration with the Securities and Exchange Commission (the "SEC"). The Parent was a reporting company until it filed a Form 15 in October 2004. The Registrant, in order to terminate its registration with the SEC, has filed a Form 15, a copy of which attached hereto as Exhibit 99.1


Item 9.01         Financial Statements and Exhibits.
                  ---------------------------------

         (c)      Exhibits.

                  99.1        Form 15




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 LOEHMANN'S, INC.

Dated: September 30, 2005
                                                      /s/ Robert Glass
                                                 -------------------------------
                                                 Name:  Robert Glass
                                                 Title: Chief Financial Officer


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                                  EXHIBIT INDEX
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Exhibit
Number            Description
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99.1              Form 15